Supplement to the
Fidelity Advisor Freedom Funds®
Class A, Class T, Class B, and Class C
May 30, 2015
Prospectus

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds.  All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

The following information supplements information found in the "Fund Services" section under the heading "Fund Management" on page 80.

Fidelity Advisor Freedom® 2060 Fund
Class A

Class T

Class B

Class C

Rate	0.25%	0.50%	--	1.00%
AFF-16-01  February 12, 2016
1.790697.150

Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor Freedom® Income Fund	FAFAX	FTAFX	FBFAX	FCAFX	FIAFX
Fidelity Advisor Freedom 2005 Fund	FFAVX	FFTVX	FFBVX	FCFVX	FFIVX
Fidelity Advisor Freedom 2010 Fund	FACFX	FCFTX	FCFBX	FCFCX	FCIFX
Fidelity Advisor Freedom 2015 Fund	FFVAX	FFVTX	FFVBX	FFVCX	FFVIX
Fidelity Advisor Freedom 2020 Fund	FDAFX	FDTFX	FDBFX	FDCFX	FDIFX
Fidelity Advisor Freedom 2025 Fund	FATWX	FTTWX	FBTWX	FCTWX	FITWX
Fidelity Advisor Freedom 2030 Fund	FAFEX	FTFEX	FBFEX	FCFEX	FEFIX
Fidelity Advisor Freedom 2035 Fund	FATHX	FTTHX	FBTHX	FCTHX	FITHX
Fidelity Advisor Freedom 2040 Fund	FAFFX	FTFFX	FBFFX	FCFFX	FIFFX
Fidelity Advisor Freedom 2045 Fund	FFFZX	FFFTX	FFFKX	FFFJX	FFFIX
Fidelity Advisor Freedom 2050 Fund	FFFLX	FFFQX	FFFWX	FFFYX	FFFPX
Fidelity Advisor Freedom 2055 Fund	FHFAX	FHFTX	--	FHFCX	FHFIX
Fidelity Advisor Freedom 2060 Fund	FDKPX	FDKTX	--	FDKSX	FDKQX

(Effective July 1, 2015, Institutional Class will be renamed Class I)

Funds of Fidelity Aberdeen Street Trust

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2015

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds. All references to Strategic Advisers, Inc. in the Statement of Additional Information are replaced with FMR Co., Inc.

AFF-AFFIB-16-01  February 12, 2016
1.808269.112